--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        February 20, 1998

Dear Shareholder,

  We are pleased to present the annual report to shareholders of The Emerging Germany Fund Inc. for the fiscal year ended December 31, 1997. We also would like to take this opportunity to inform shareholders of the Board of Directors' recent decision to implement a managed distribution plan.

  Despite the sharp market correction in late autumn and the currency crisis in the Far East, the German market of 1997 proved to be a period of tremendous growth with German indices reaching record highs at the beginning of the third quarter. The German market was aided primarily by the strong performance of the banking, insurance and technology sectors. Although unemployment reached record levels in 1997 and consumer spending was lackluster, the German market benefited from low interest rates, low inflation and improving corporate profits. Our outlook for the German equity market remains positive. Strong fundamentals, ongoing corporate restructurings, low interest rates and low inflation should continue to drive the market and support the continued growth of German companies.

  In the year ended December 31, 1997, the Fund's total net asset value return rose by 26.3% and its total market price return rose by 48.0%, compared with an increase in the DAX100 Index of 22.4% in dollar terms. In the fourth quarter 1997, the Fund's total net asset value return rose by 0.5% compared with a decrease in dollar terms of -1.1% for the DAX100 Index. At December 31, 1997, the Fund had net assets of $176.4 million, or $12.59 per share, compared with $149.3 million, or $10.66 per share at the end of fiscal 1996.

  At its most recent meeting, the Board approved the implementation of a managed distribution plan. Scheduled to commence for the first quarter of 1998, the managed distribution plan provides for the distribution to the Fund's shareholders on a quarterly basis of approximately 2.5% (at least 10% annually) of the Fund's net assets. The Board and Dresdner RCM believe that the implementation of the managed distribution plan will further enhance shareholder value.

  We are pleased to announce this important initiative and want to thank our shareholders for their continued interest and support.

                                   Sincerely,

    [SIGNATURE]                            [SIGNATURE]
Rolf Passow                                William S. Stack
Chairman                                   President

--------------------------------------------------------------------------------

                             MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

STOCK MARKET REVIEW

  In 1997, for the second year in succession, investors benefited from exceptionally high rises in the international equity markets. While the 1996 rise of 28.2% in the German market in DM terms and 19.5% in dollar terms as measured by the DAX Index seemed extraordinary a year ago, it now looks rather modest compared to the developments in 1997. Over the past 12 months the DAX has risen by 47.1% in DM terms and by 25.8% in dollar terms despite, the sharp market correction in late autumn. The strong performance was mainly driven by the financial sector. The banking sector rose by more than 80% and the insurance sector by more than 67%. The strong performance in the financial sector was mainly driven by the announced merger of Bayerische Vereinsbank and Bayerische Hypobank, along with the merger of the insurer Victoria Holding and Hamburg Mannheimer. The technology sector also outperformed the market significantly, led by SAP with a share price gain of more than 170%. Most other sectors underperformed the market substantially, in particular chemicals and pharmaceuticals, which were up only 8.4%.

  Muted market performance in the fourth quarter was due to the impact of the Asian crisis on global financial markets. After a strong market performance in early October, the currency crises in South East Asia led to a sharp decline in share prices around the world. Within three weeks the DAX Index declined by almost 18% from its peak. After a short period of high volatility, the market recovered until the end of the year and closed the fourth quarter up 2.0%. The best performing sector in the last 3 months of the year was the utilities sector with an increase of more than 14%. Also the financial sector outperformed while the construction, auto and retail sectors underperformed significantly.

  Despite the recent turmoil in the markets worldwide, Dresdner RCM Global Investors LLC's ("Dresdner RCM"), the Fund's investment manager, outlook for the German equity market remains positive. Strong fundamentals, ongoing corporate restructurings, low interest rate levels and low inflation should continue to drive the market and support the growth potential of German companies.

ECONOMY

  The economic recovery in 1997 was confined to the export sector. Aided by the 15% depreciation of the DM against the U.S. dollar, exports rose by more than 11%. Even though the export boom triggered higher investment in machinery and equipment later in the year, unemployment continued to rise and reached new post-war records of 11.8%. In line with this, consumer spending, which accounts for about 60% of GDP, was soft and held back overall economic growth. The consequences of the Asian crisis for the German economy are currently the main preoccupation. Two of Germany's economic research institutes, the DIW in Berlin and the Institute of World Economy in Kiel, revised down their growth estimates for 1998. However, German exports to the crisis region of Asia account for only 6% of total exports, with Japan providing an additional 2.5%. A 10% fall in exports into these countries would only lead to a 0.2% decline in GDP growth. More important are the potential indirect effects of events in the Far East: uncertainty world-wide could cause investors and companies to hold back with both financial and real investments. The significantly lower exchange rates could lead to a competitive threat from Asian companies for companies in the western regions. On the other hand, German exporters should continue to benefit from the marked improvement in competitiveness in world markets. In 1997, total unit labor costs declined and Dresdner RCM expects this trend to continue in 1998. Despite the depreciation of the Asian currencies, the decline in the external value of the DM has so far helped to boost competitiveness. Moreover, demand in Western Europe remains the deciding factor for German exports, of which approximately 57% go to EU countries. Eastern European countries already account for a further 10%, which makes them more important to German exports than the United States. Therefore, Dresdner RCM expects exports to remain strong, but at a slower pace than last year.

  In 1997 the inflation rate remained below 2% and is expected to fall in the first quarter of 1998, due to falling commodity prices and to the liberalization of the telecom market. However, with the April VAT hike, inflation could return to around 2% in the second quarter.

  Private consumption is expected to make a larger contribution to economic growth in 1998 than it did in 1997. A reduction of the solidarity surcharge as well as higher wage settlements should lead to an increase in disposable income of more than 3%.

  Given the aim of European interest convergence, Dresdner RCM expects only a small adjustment of short-term rates in the second quarter of 1998. Against the background of low inflation, moderate economic growth and the uncertainties produced by the Asian crisis, interest rates are expected to remain at low levels.

PORTFOLIO STRATEGY AND REVIEW

  During the fourth quarter of 1997, the Fund's total net asset value and market price increased by 0.5% and 8.1%, respectively, compared with a decline in dollar terms of -1.1% in the DAX100 and a rise of 0.3% in the MSCI Germany. For the whole year, the Fund's total net asset value and market price rose by 26.3% and 48.0%, respectively, compared with a rise of 23.3% in the DAX100 and 24.8% in the MSCI Germany.

  In the fourth quarter of 1997 the Fund's weighting in the automobile sector was decreased by selling the position in Daimler Benz.

  Due to the depreciation of the Asian currencies, the outlook for chemical prices deteriorated. Therefore the Fund's exposure to the chemical sector continued to be reduced by the sale of its position in Hoechst and SKW Trostberg. On the other hand, the Fund's weighting in utilities was increased by adding to its position in VIAG.

  In the insurance sector, the position in AGF was sold after Allianz announced the takeover of the company. On the other hand, Dresdner RCM continued to increase the Fund's weighting in the banking sector and also increased the Fund's positions outside Germany by acquiring Credito Italiano, Barclays Bank and Credit Commercial de France. Dresdner RCM expects a continuation of the restructurings and consolidations in European financial institutions due to EMU, deregulation and greater focus on shareholder returns. The advent of EMU and further deregulation will help complete the single market in financial services and reduce entry barriers. Bank lending and non-life insurance underwriting should remain slow, but changing demographics and pressures on state schemes should foster growth of private savings and pension schemes. Technology is providing alternative distribution channels and is lowering delivery costs. The ongoing restructuring and consolidation in the financial industry should result in higher profitability, and will likely lead to a revaluation of the whole sector. Therefore Dresdner RCM continues to overweight the Fund in the financial sector. At the end of 1997 the banking and insurance sectors represented the largest sectors in the Fund's portfolio, with weightings of 22.9% and 17.5%, respectively, and Allianz represented the largest single position.

  Relatively low interest rates, low inflation and moderate economic growth should provide a solid environment for equity markets and should support higher share prices in 1998.

Stocks of the following companies represented the Fund's ten largest positions at December 31, 1997:

                                                    MARKET VALUE   PERCENT OF
COMPANY                                                IN USD      NET ASSETS
--------------------------------------------------  ------------   ----------
Allianz AG Holding................................  $ 19,426,380      11.0%
Munchener Ruckversicherungs-Gesellschaft AG.......    10,363,515       5.9
Bayerische Vereinsbank AG.........................     9,813,240       5.6
Deutsche Bank AG..................................     9,529,765       5.4
SAP AG............................................     9,112,890       5.2
Viag AG...........................................     8,079,040       4.6
RWE AG............................................     8,045,689       4.6
Adidas AG.........................................     7,890,612       4.4
Commerzbank AG....................................     7,870,602       4.4
BASF AG...........................................     7,086,877       4.0
                                                    ------------       ---
                                                    $ 97,218,610      55.1%
                                                    ------------       ---
                                                    ------------       ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................          6.8%
Banking..............................................................................................         22.9
Chemicals and Textiles...............................................................................          7.2
Household Related Non-Durables.......................................................................          6.9
Industrial Equipment.................................................................................         10.6
Insurance............................................................................................         17.5
Raw and Basic Materials..............................................................................          4.1
Technology Services..................................................................................          5.2
Transportation Services..............................................................................          3.5
Utilities............................................................................................         13.7
                                                                                                               ---
                                                                                                              98.4%
                                                                                                               ---
                                                                                                               ---

--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Emerging Germany Fund Inc.:

  We have audited the accompanying statement of assets and liabilities of The Emerging Germany Fund Inc. (the "Fund"), including the statement of investments in securities and net assets, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Emerging Germany Fund Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts
February 20, 1998

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
DECEMBER 31, 1997

------------------------------------------------
                                       MARKET
 SHARES       EQUITY INVESTMENTS        VALUE
------------------------------------------------
CONSUMER DURABLES SECTOR--6.8%
           AUTOMOTIVE RELATED--6.8%
   75,000  Continental AG..........  $ 1,654,994
    2,000  Porsche AG Pfd..........    3,335,001
   12,500  Volkswagen AG...........    7,031,293
                                     -----------
                                      12,021,288
                                     -----------
CONSUMER NON-DURABLES SECTOR--6.9%
           HOUSEHOLD RELATED NON-DURABLES--6.9%
    3,000  Wella AG................    2,142,738
   60,000  Adidas AG...............    7,890,612
    1,750  Hugo Boss AG Pfd........    2,237,230
                                     -----------
                                      12,270,580
                                     -----------
CYCLICAL/CAPITAL GOODS SECTOR--25.4%
           CHEMICALS AND TEXTILES--7.2%
  200,000  BASF AG.................    7,086,877
  150,000  Bayer AG................    5,602,801
                                     -----------
                                      12,689,678
                                     -----------
           INDUSTRIAL EQUIPMENT--10.6%
  150,000  Agiv AG *...............    2,834,751
    7,500  Barmag AG *.............    1,625,813
   15,000  Fried. Krupp AG Hoesch-
             Krupp.................    2,759,713
   10,100  KSB AG Pfd..............    2,245,567
   12,500  Mannesmann AG...........    6,315,658
   57,200  Pfeiffer Vacuum
             Technology AG (ADR)
             *.....................    1,621,477
  100,000  Rofin-Sinar Technologies
             *.....................    1,212,500
                                     -----------
                                      18,615,479
                                     -----------
           RAW AND BASIC MATERIALS--4.1%
   35,000  SGL Carbon AG...........    4,513,368
   12,500  Thyssen AG **...........    2,674,948
                                     -----------
                                       7,188,316
                                     -----------
           TRANSPORTATION SERVICES--3.5%
  125,000  Deutsche Lufthansa......    2,397,032
   30,000  Sixt AG.................    2,401,201
   22,500  Sixt AG Pfd.*...........    1,438,219
                                     -----------
                                       6,236,452
                                     -----------

------------------------------------------------
                                       MARKET
 SHARES       EQUITY INVESTMENTS        VALUE
------------------------------------------------
INTEREST-SENSITIVE SECTOR--54.1%
           BANKING--22.9%
   73,000  Barclays PLC............  $ 1,943,457
  150,000  Bayerische Vereinsbank
             AG **.................    9,813,240
  100,000  BHF-Bank AG.............    2,834,751
  200,000  Commerzbank AG **.......    7,870,602
   14,000  Credit Commercial de
             France................      959,462
  677,000  Credito Italiano Sp.A...    2,087,640
  135,000  Deutsche Bank AG **.....    9,529,765
   90,000  Deutsche Pfandbrief- und
             Hypothekenbank AG.....    5,332,666
                                     -----------
                                      40,371,583
                                     -----------
           INSURANCE--17.5%
   75,000  Allianz AG Holding......   19,426,380
   10,000  AMB Aachener & Munchener
             Beteiligungs-AG
             (Registered)..........    1,092,213
   27,500  Munchener
             Ruckversicherungs-
             Gesellschaft AG.......   10,363,515
                                     -----------
                                      30,882,108
                                     -----------
           UTILITIES--13.7%
   75,000  Veba AG.................    5,106,720
   15,000  Viag AG.................    8,079,040
  150,000  RWE AG **...............    8,045,689
   70,000  RWE AG Pfd..............    2,957,034
                                     -----------
                                      24,188,483
                                     -----------
TECHNOLOGY SECTOR--5.2%
           TECHNOLOGY SERVICES--5.2%
   30,000  SAP AG..................    9,112,890
                                     -----------
           Total Equity Investments
             (Cost $141,724,612)--
             98.4%.................  173,576,857
           Other Assets Less
             Liabilities--1.6%.....    2,837,139
                                     -----------
           Net Assets--100.0%......  $176,413,996
                                     -----------
                                     -----------

----------------
Percentages are of net assets.

 *  Non-income producing security.

**  Part of this security is on loan (Note 1).

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------

ASSETS:
Investments in securities, at value
  (cost $141,724,612) (Note 1).....  $ 173,576,857
Foreign currency, at value
  (cost $2,990,524) (Note 1).......      2,945,619
Cash...............................         16,359
Receivable for investments sold....      3,299,854
Dividends and dividend reclaims
  receivable.......................         77,552
Interest receivable................         15,400
Prepaid assets.....................            651
                                     -------------
    Total Assets...................    179,932,292
                                     -------------
LIABILITIES:
Payable for investments
  purchased........................      3,135,619
Payable for:
  Investment advisory and
   administrative fees (Note 6)....        140,511
  Audit fees.......................         62,546
  Shareholder reporting............         52,065
  Directors' fees and expenses
   (Note 7)........................         42,601
  Legal fees.......................         42,213
  Custodian fees...................         25,337
  Accrued expenses.................         17,404
                                     -------------
    Total Liabilities..............      3,518,296
                                     -------------
NET ASSETS.........................  $ 176,413,996
                                     -------------
                                     -------------
NET ASSETS CONSIST OF:
Paid-in capital (Note 4)...........  $ 142,013,476
Distributions in excess of net
  investment income................       (660,622)
Accumulated net realized gain on
  investments and foreign currency
  transactions.....................      3,285,244
Net unrealized appreciation on
  investments and translation of
  other assets and liabilities in
  foreign currencies...............     31,775,898
                                     -------------
NET ASSETS.........................  $ 176,413,996
                                     -------------
                                     -------------
NET ASSET VALUE PER SHARE
  ($176,413,996  DIVIDED BY
  14,008,334 shares outstanding)...  $       12.59
                                     -------------
                                     -------------

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------

INVESTMENT INCOME:
Income:
  Dividends (net of foreign
   withholding tax of $250,057).....  $ 2,250,520
  Interest..........................       56,567
                                      -----------
    Total income....................    2,307,087
                                      -----------
Expenses:
  Investment advisory and
   administrative fees (Note 6).....    1,555,539
  Custodian fees....................      146,190
  Legal fees........................      109,773
  Directors' fees and expenses (Note
   7)...............................       95,162
  Shareholder reporting.............       80,616
  Audit and tax.....................       67,604
  Proxy solicitation................       43,336
  Insurance.........................       40,315
  NYSE listing......................       24,261
  Transfer agent....................       21,624
  Miscellaneous.....................       14,999
                                      -----------
    Total expenses..................    2,199,419
                                      -----------
Net investment income...............      107,668
                                      -----------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized gain on investments....   33,047,698
Net realized gain in foreign
 currency transactions..............       69,418
                                      -----------
  Net realized gain.................   33,117,116
Net change in unrealized
 appreciation on investments and
 translation of other assets and
 liabilities in foreign
 currencies.........................    4,816,868
                                      -----------
  Net realized and unrealized gain
   during the year..................   37,933,984
                                      -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................  $38,041,652
                                      -----------
                                      -----------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1997 AND 1996
--------------------------------------------

                                  1997            1996
                             --------------  --------------
OPERATIONS:
Net investment income......  $      107,668  $      456,551
Net realized gain on
  investments and foreign
  currency transactions....      33,117,116       1,450,359
Net change in unrealized
  appreciation on
  investments and
  translation of other
  assets and liabilities in
  foreign currencies.......       4,816,868      18,739,790
                             --------------  --------------
Net increase in net assets
  resulting from
  operations...............      38,041,652      20,646,700
DISTRIBUTIONS TO
  SHAREHOLDERS FROM: (NOTES
  1 AND 2)
Net investment income......        (840,501)       (280,167)
Capital gains..............     (10,086,000)       --
                             --------------  --------------
Total distributions........     (10,926,501)       (280,167)
TOTAL INCREASE IN NET
  ASSETS...................      27,115,151      20,366,533
NET ASSETS:
Beginning of year..........     149,298,845     128,932,312
                             --------------  --------------
End of year*...............  $  176,413,996  $  149,298,845
                             --------------  --------------
                             --------------  --------------

----------------
*Includes undistributed net
  investment income of.....  $     (660,622) $        2,793
                             --------------  --------------
                             --------------  --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------
THE EMERGING GERMANY FUND INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES
The Emerging Germany Fund Inc. (the "Fund") was incorporated in the State of Maryland on February 2, 1990 as a non-diversified, closed-end management investment company and registered under the Investment Company Act of 1940.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amount of assets and liabilities. Actual results may differ from these estimates.

a. SECURITIES VALUATIONS: Investments for which market quotations are readily available are valued at the closing price on the day of valuation. Securities for which market quotations are not readily available will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

  Short-term debt securities that mature in less than 60 days are valued at amortized cost.

b. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase or sale. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes. Interest income, foreign taxes and expenses are accrued daily. Dividends are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

c. FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

  In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

d. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal or excise taxes on income and capital gains.

e. LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. At December 31, 1997, stocks with an aggregate value of $10,646,143 were on loan to brokers. The loans were collateralized by cash of $11,184,086, received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 104.5% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1997, net securities lending income was $23,142 and is included in interest income on the Statement of Operations. As with other extensions of credit, the Fund may bear the risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

f. DISTRIBUTIONS: Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses as a result of wash sales and passive foreign investment companies.

NOTE 2. DISTRIBUTIONS
On December 30, 1997, a distribution of $0.78 per share, aggregating $10,926,501, was paid from investment operations. This per share amount consists of $0.06 net investment income and $0.72 long-term capital gains. The dividend was recorded on December 19, 1997 to shareholders of record on December 23, 1997.

NOTE 3. INVESTMENT IN FOREIGN SECURITIES
Investing in foreign equity securities involves significant risks, some of which are not typically associated with investments of domestic origin. The Fund's investments in foreign markets subject the Fund to the risk of foreign currency exchange rate fluctuations, perceived credit risk and adverse economic and political developments. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays. Since the Fund concentrates its investments in German companies, it may be subject to greater risks and market fluctuations than other more diversified portfolios.

NOTE 4. CAPITAL SHARES
At December 31, 1997, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares were authorized and 14,008,334 shares were outstanding. There were no transactions in the Fund's capital stock for the year ended December 31, 1997.

NOTE 5. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1997, purchases and sales proceeds of investment securities by the Fund, other than U.S. government obligations and short-term securities, aggregated $140,164,388 and $154,081,633, respectively. There were no purchases or sales of U.S. government obligations during the period. At December 31, 1997, the aggregate cost of investments for federal income tax purposes was $141,932,874. Gross unrealized appreciation and depreciation of investments aggregated $33,942,263 and $2,298,280, respectively, resulting in net unrealized appreciation of $31,643,983 at December 31, 1997.

NOTE 6. TRANSACTIONS WITH RELATED PARTIES
Dresdner RCM Global Investors LLC manages the Fund's investments and provides various administrative services, subject to the authority of the Board of Directors. The Fund pays investment advisory and administrative fees monthly at an annual rate of 1.00% of the average weekly net assets up to $100,000,000 and at an annual rate of 0.80% of such assets in excess of $100,000,000. For the year ended December 31, 1997, the Fund recorded investment advisory and administrative fees aggregating $1,555,539.

NOTE 7. DIRECTORS' FEES
The Fund pays each of its Directors who is not an interested person of the Fund $7,500 annually plus $750 for each meeting of the Board or any committee thereof attended by the Director.

--------------------------------------------------------------------------------
NOTE 8. FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK
OUTSTANDING FOR EACH OF THE SEVEN YEARS IN THE PERIOD ENDED DECEMBER 31, 1997 AND THE PERIOD APRIL 5, 1990 TO DECEMBER 31, 1990
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------
                            1997        1996            1995        1994              1993            1992       1991
                           -------  -------------     --------  -------------     -------------     ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $ 10.66  $        9.20     $   9.20  $        9.80     $        7.45     $    8.86  $    9.40
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Net investment income....     0.01           0.03         0.07           0.03              0.03          0.07       0.07
Net realized and
 unrealized gain (loss)
 on investments..........     2.70           1.45        (0.07)         (0.51)             2.44         (1.37)     (0.38)
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Net increase (decrease)
 in net asset value
 resulting from
 investment operations...     2.71           1.48         0.00          (0.48)             2.47         (1.30)     (0.31)
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Distributions:
  Net investment
   income................    (0.06)         (0.02)       (0.00)         (0.00)            (0.00)        (0.07)     (0.07)
  Net realized gain on
   investments...........    (0.72)         (0.00)       (0.00)         (0.12)            (0.00)        (0.04)     (0.16)
  In excess of realized
   gains and foreign
   currency
   transactions..........    (0.00)         (0.00)       (0.00)         (0.00)            (0.12)        (0.00)     (0.00)
                           -------  -------------     --------  -------------     -------------     ---------  ---------
    Total
     distributions.......    (0.78)         (0.02)(b)    (0.00)         (0.12)(b)         (0.12)(b)     (0.11)     (0.23)(b)
                           -------  -------------     --------  -------------     -------------     ---------  ---------
NET ASSET VALUE, END OF
 PERIOD..................  $ 12.59  $       10.66     $   9.20  $        9.20     $        9.80     $    7.45  $    8.86
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
MARKET VALUE, END OF
 PERIOD(C)...............  $ 11.25  $        8.13     $   7.25  $        7.38     $        9.38     $    6.38  $    7.75
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
TOTAL MARKET VALUE
 RETURN(D)...............   48.04%         12.34%       (1.69%)       (20.07%)           49.09%       (16.50%)     1.10%
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in millions)...........  $   176  $         149     $    129  $         129     $         137     $     104  $     124
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Ratio of expenses to
 average net assets......    1.30%          1.42%        1.51%          1.40%             1.46%         1.49%      1.70%
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Ratio of net investment
 income to average net
 assets..................    0.06%          0.33%        0.76%          0.34%             0.40%         0.76%      0.76%
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Portfolio turnover
 rate....................      85%            51%          40%            91%               98%           54%        52%
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------
Average commission per
 share(f)................  $0.1472  $      0.1762        --          --                --              --         --
                           -------  -------------     --------  -------------     -------------     ---------  ---------
                           -------  -------------     --------  -------------     -------------     ---------  ---------

                           APRIL 5,
                             1990
                              TO
                           DEC. 31,
                             1990
                           ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $   11.06(a)
                           ---------
Net investment income....       0.16
Net realized and
 unrealized gain (loss)
 on investments..........      (1.62)
                           ---------
Net increase (decrease)
 in net asset value
 resulting from
 investment operations...      (1.46)
                           ---------
Distributions:
  Net investment
   income................      (0.16)
  Net realized gain on
   investments...........      (0.04)
  In excess of realized
   gains and foreign
   currency
   transactions..........       0.00
                           ---------
    Total
     distributions.......      (0.20)
                           ---------
NET ASSET VALUE, END OF
 PERIOD..................  $    9.40
                           ---------
                           ---------
MARKET VALUE, END OF
 PERIOD(C)...............  $    7.88
                           ---------
                           ---------
TOTAL MARKET VALUE
 RETURN(D)...............    (32.64%)
                           ---------
                           ---------
RATIOS AND SUPPLEMENTAL
 DATA:
Net assets, end of period
 (in millions)...........  $     132
                           ---------
                           ---------
Ratio of expenses to
 average net assets......      1.51%(e)
                           ---------
                           ---------
Ratio of net investment
 income to average net
 assets..................      3.62%(e)
                           ---------
                           ---------
Portfolio turnover
 rate....................        13%
                           ---------
                           ---------
Average commission per
 share(f)................     --
                           ---------
                           ---------

--------------

       (a) Represents initial net asset value of $12.00, less underwriting commission of $0.84 and offering expenses of $0.10.
       (b) The ex-dividend date was after the end of the fiscal year.
       (c) Closing price -- New York Stock Exchange.
       (d) The total market value return calculation includes reinvestment of dividends in the year declared.
       (e) Annualized.
       (f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                         THE EMERGING GERMANY FUND INC.
                          STOCKHOLDER MEETINGS RESULTS
                                  (UNAUDITED)

  An Annual Meeting of Stockholders of The Emerging Germany Fund Inc. (the "Fund") was held on Monday, April 28, 1997. The number of shares issued, outstanding and eligible to vote as of March 7, 1997 was 14,008,334. The matters voted upon by stockholders and the resulting votes for each matter are presented below:

1. To elect three directors of the Fund, each to hold office for a term of three years and until his successor is duly elected and qualified.

                                                                             FOR       WITHHOLD
                                                                        -------------  ---------
Alfred W. Fiore.......................................................     10,764,331    528,488
Gottfried W. Perbix...................................................     10,787,308    505,512
Jacob Saliba..........................................................     10,778,466    514,353

2. To ratify the selection by the Board of Directors of Coopers & Lybrand L.L.P. as independent accountants of the Fund for the Fund's fiscal year ending December 31, 1997.

   For: 10,553,125; Against: 629,388; Abstain: 110,316.

3. To consider a shareholder proposal recommending that the Board of Directors of the Fund expedite the process to ensure the Fund's shares can be purchased and/or sold at Net Asset Value.

   For: 2,708,991; Against: 3,607,076; Abstain: 1,016,076.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                TAX INFORMATION
                                  (UNAUDITED)

  During the taxable year ended December 31, 1997, the Fund paid foreign taxes of $250,057 and the Fund recognized $2,534,002 of foreign source income. Pursuant to section 853 of the Code, the Fund designates $0.0174 per share of creditable foreign taxes paid, $0.1626 of non-creditable foreign taxes paid and $0.18 of income from foreign sources received in the taxable year ended December 31, 1997.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Peribix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS
William S. Stack, President
Barbel Lenz, Vice President
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109
LEGAL COUNSEL
Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.
                               SUMMARY OF GENERAL
                                  INFORMATION

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.
      This report, including the financial statements herein, is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 1997

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